UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2012

Chaparral Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-134748	73-1590941
State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, Oklahoma		73114
(Address of Principal Executive Offices		(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 30, 2012, Chaparral Energy, Inc. (the “Company) received the resignation of Karl Kurz, as a Company director, effective immediately.  Mr. Kurz has been a director with the Company since 2010.  Mr. Kurz served as one of the two director designees of CCMP Capital Investors II (A-V), L.P. (“CCMP”) and its affiliates, as holders of the Company’s Class E common stock.  CCMP retains the right to designate a new director to succeed Mr. Kurz as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL ENERGY, INC.
Date: October 4, 2012
By: JOSEPH O. EVANS
Name: Joseph O. Evans
Chief Financial Officer and
Executive Vice President